UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 28, 2006, SUPERVALU INC. held its Annual Meeting of Stockholders, at which the company commented on its business operations and its recent acquisition of certain properties of Albertson’s, Inc. A copy of the presentation prepared for the stockholders’ meeting is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c). Exhibits.

Presentation prepared for the Annual Meeting of the Stockholders of SUPERVALU INC. held on June 28, 2006, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.
(Registrant)

Date: June 28, 2006

	By:	/s/ John P. Breedlove
John P. Breedlove
Associate General Counsel,
Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Presentation prepared for the SUPERVALU INC. Annual Meeting of Stockholders held on June 28, 2006.